Exhibit 10.4

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

          THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 12, 2008, by and among:

          (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

          (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),

          (3) ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company, as assignee of Variable Funding Capital Company LLC (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic and assignee of Wachovia Bank, National Association (together with its successors, “Calyon” and together with Atlantic, the “Atlantic Group”),

          (4) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham” and together with Atlantic, the “Conduits”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

          (5) CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and

          (6) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Atlantic Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Fourth Amended and Restated Credit and Security Agreement dated as of June 11, 2008, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

          Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

          WHEREAS, the parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

          1. Amendments to Existing Agreement.

          1.1. All references to “Variable Funding Capital Company LLC” in the Existing Agreement, and all references to “VFCC” in the Existing Agreement (whether alone, or as part of another defined term) are hereby replaced with references to “Atlantic Asset Securitization LLC” and “Atlantic,” respectively. All references to “Wachovia Bank, National Association” in the Existing Agreement, and all references to “Wachovia” in the Existing Agreement (whether alone, or as part of another defined term) are hereby replaced with references to “Calyon New York Branch” and “Calyon,” respectively.

          1.2. The third recital to the Existing Agreement is hereby deleted in its entirety, and the second recital is hereby amended and restated in its entirety to read as follows:

     WHEREAS, Quest Diagnostics and certain of its Subsidiaries as Originators and the Borrower have entered into the Sale Agreement pursuant to which each of the Originators has sold and/or contributed, and hereafter will sell to the Borrower, Participation Interest in all of such Originator’s right title and interest in and to its Specified Government Receivables, all of such Originator’s right, title and interest in and to its Private Receivables and certain related rights;

          1.3. Section 2.3 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

     Section 2.3. Computation of Concentration Limits and Unpaid Net Balance. The Obligor Concentration Limits and the aggregate Unpaid Net Balance of Private Receivables (as defined in the Sale Agreement) of each Obligor and its Affiliated Obligors (if any) shall be calculated as if each such Obligor and its Affiliated Obligors were one Obligor.

          1.4. Section 2.5 of the Existing Agreement is hereby amended to add a new subsection (e) to read as follows:

          (e) No Deduction

          All payments to be made by a Loan Party hereunder shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

          1.5 Section 2.5 of the Existing Agreement is hereby further amended to add a new subsection (f) to read as follows:

          (f) Gross Up

     If a Loan Party shall be required by any Requirement of Law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions, such Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions, (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Requirements of Law, and (iv) within 30 days after the date of such payment, such Loan Party shall furnish to the Administrative Agent (which shall forward the same to such Agent or such Lender) the original or a certified copy of a receipt evidencing payment thereof, to the extent such receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.

          1.6 Section 8.2(g) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

     (g) Power of Attorney. The Borrower hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Borrower all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Borrower or transmitted or received by any Agent or any Lender in connection with any Receivable. This power of attorney shall automatically terminate as to any Servicer replaced in accordance with Section 8.1(b) and shall automatically transfer to its successor.

          1.7 Section 10.1(g) of the Existing Agreement is hereby amended to delete “15.40%” where it appears and to substitute in lieu thereof “14.00%” .

          1.8. The definition of “Dilution Reserve” in the Existing Agreement is hereby amended to delete “1.5” where it appears and to substitute in lieu thereof “2.0” .

          1.9. The text of clause (e) of the definition of “Interest Payment Date” in Annex A to the Existing Agreement is hereby replaced with “[intentionally deleted].”

          1.10. The definition of “Loss Reserve” in the Existing Agreement is hereby amended to delete “2.0” where it appears and to substitute in lieu thereof “2.25” .

          1.11. The definition of “Obligor Concentration Limit” in the Existing Agreement is hereby amended to delete “Receivables” where it appears in the second line thereof and to substitute in lieu thereof “Private Receivables”.

          1.12. The definitions of “VFCC Fee Letter” and “VFCC Liquidity Agreement” in the Existing Agreement are hereby deleted in their entirety.

          1.13. The following new definitions are hereby inserted in Annex A to the Existing Agreement in their appropriate alphabetical order:

          “Atlantic Fee Letter” means that certain Atlantic Fee Letter dated as of December 12, 2008 by and among Quest Diagnostics, the Borrower, Atlantic and the Atlantic Agent, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

          “Atlantic Liquidity Agreement” means the Liquidity Asset Purchase Agreement dated as of December 12, 2008 among Atlantic, the Atlantic Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

          “Eligible Participation Interest” means a Participation Interest in a Specified Government Receivable that meets the following criteria and which Participation Interest has been transferred to the Borrower pursuant to the Sale Agreement in a “true participation” transaction:

          (a) a Specified Government Receivable which arises out of the provision or sale of Clinical Laboratory Services by an Eligible Originator in the ordinary course of its business;

          (b) a Specified Government Receivable as to which the perfection of the Administrative Agent’s security interest, on behalf of the Secured Parties, in the applicable Participation Interest is governed by the laws of a jurisdiction where the Uniform Commercial Code-Secured Transactions is in force;

          (c) a Specified Government Receivable constitutes an “account” or a “payment intangible” (each as defined in the Uniform Commercial Code as in effect in any relevant jurisdiction);

          (d) a Specified Government Receivable the Obligor of which is a Governmental Authority of the United States or any of its states, possessions or territories;

          (e) a Specified Government Receivable which is not a Disallowed Receivable at such time;

          (f) the portion of a Specified Government Receivable which is not an Ineligible Defaulted Receivable at such time;

          (g) a Specified Government Receivable with regard to which the representations and warranties of the Borrower in Sections 6.1(j), (l) and (p) are true and correct;

          (h) a Specified Government Receivable with regard to which the granting of a Participation Interest therein does not contravene or conflict with any law;

          (i) a Specified Government Receivable which is denominated and payable only in Dollars in the United States;

          (j) a Specified Government Receivable which constitutes the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms and is not subject to any actual or reasonably expected dispute, offset (except as provided below), counterclaim or defense whatsoever; provided, however, that if such dispute, offset, counterclaim or defense affects only a portion of the Unpaid Net Balance of such Specified Government Receivable, then such Specified Government Receivable may be deemed an Eligible Specified Government Receivable to the extent of the portion of such Unpaid Net Balance which is not so affected;

          (k) a Specified Government Receivable which, together with any Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Specified Government Receivable;

          (l) a Specified Government Receivable which satisfies in all material respects all applicable requirements of the applicable Eligible Originator’s Credit and Collection Policy;

          (m) a Specified Government Receivable which is due and payable within 60 days from the invoice date of such Specified Government Receivable;

          (n) a Specified Government Receivable the original term of which has not been extended (except as permitted in Section 8.2(c));

          (o) a Specified Government Receivable which has not been identified, either specifically or as a member of a class, in a notice by any of the Agents, in the exercise of its commercially reasonable credit judgment, as a Specified Government Receivable that is not acceptable, including, without limitation, because such Specified Government Receivables arises under an unreasonable Contract that is not acceptable to such Agent; and

          (p) if the applicable Eligible Originator acquired such Specified Government Receivable through a Material Acquisition as to which the Administrative Agent is permitted to and has, in fact, conducted, a Review in accordance with Section 7.1(c), the Administrative Agent has notified the Borrower in writing that (i) such Specified Government Receivable is (and other similarly-acquired Specified Government Receivables are) acceptable to the Agents based on the satisfactory outcome of such Review, and (ii) each Conduit’s Rating Agency Condition has been satisfied.

          “Excess Participation Interests” means, at any time, an amount equal the excess, if any, of the aggregate Outstanding Balance of all Eligible Participation Interests over 17.5% of the Outstanding Balance of all Eligible Receivables and all Eligible Participation Interests.

          “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. Secs. 1396 et seq.) and any statutes succeeding thereto.

          “Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Secs. 1395 et seq.) and any statutes succeeding thereto.

          “Participation Interest” means a 100% beneficial interest in the applicable Originator’s right, title and interest, whether now owned or hereafter arising and wherever located, in, to and under each of such Originator’s Specified Government Receivables.

          “Purchased Asset” means each Private Receivable and each Participation Interest acquired by the Borrower pursuant to the Sale Agreement.

          1.14. The definitions in Annex A to the Existing Agreement of the terms set forth below are hereby amended and restated in their entirety to read as follows:

          “Net Pool Balance” means, at any time, an amount equal to (i) Net Receivables, minus (ii) Specified Government Ineligibles, and minus (iii) Excess Participation Interests.

          “Net Receivables” means, at any time, an amount equal to the reported aggregate Unpaid Net Balance of all Receivables (including the Specified Government Receivables the subject of Participation Interests) at such time, minus (i) the aggregate Unpaid Net Balance of all Receivables (including the Specified Government Receivables the subject of Participation Interests) that are not Eligible Receivables or the subject of Eligible Participation Interests, as applicable, at such time, minus (ii) Receivables (other than those covered by any other clause of this definition) that are not yet Defaulted Receivables which are owing from any Top 10 Obligor as to which more than 50% of the aggregate Unpaid Net Balance of all Receivables owing from such Top 10 Obligor are Defaulted Receivables, minus (iii) the Excess Concentration Amount at such time, and minus (iv) the Excess Rollforward Difference.

          “Sale Agreement” means the Third Amended and Restated Receivables Sale Agreement dated as of December 12, 2008 between each of the Originators, as a seller and/or contributor, and the Borrower, as purchaser and contributee, as it may be amended, supplemented or otherwise modified in accordance with Section 7.3(f) .

          “Scheduled Termination Date” means as to each Liquidity Bank, the earlier to occur of December 11, 2009 and the date on which its Liquidity Commitment(s) terminate(s) in accordance with the Liquidity Agreement to which it is a party.

          “Specified Government Receivable” means a Government Receivable arising under Medicare or Medicaid for covered services rendered to eligible beneficiaries thereunder.

          1.15. Sections 6.1(p) and 6.1(u) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

          (p) Eligibility. Each Receivable included as an Eligible Receivable in the Net Pool Balance in connection with any computation or recomputation of the Borrowing Base is an Eligible Receivable on such date, and each Participation Interest included as an Eligible Participation Interest in the Net Pool Balance in connection with any computation or recomputation of the Borrowing Base is an Eligible Participation Interest on such date.

          (u) Investment Company Act; Other Restrictions. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the United States Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any law or regulation which limits its ability to incur Indebtedness, other than Regulation X of the Board of Governors of the Federal Reserve System.

               1.16. All references in Sections 6.1(l), 6.1(t), 7.1(j), 7.3(a), 7.3(i), 7.3(k), 7.3(l), 7.4(i), 8.3(a), 9.1(a), 10.1(m), 10.1(n), 13.1(L), and 14.5(b) of the Existing Agreement to “Receivable” or “Receivables” are hereby replaced with “Purchased Asset” or “Purchased Assets”, respectively.

                1.17. Sections 13.1(a)(C) and 13.1(a)(P) are hereby amended and restated in their entirety to read, respectively, as follows:

          (C) the failure by any Loan Party to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract and/or Invoice, including, without limitation, any state or local assignment of claims act or similar legislation prohibiting or imposing notice and acknowledgement requirements or other limitations or conditions on the sale of participations in a Specified Government Receivable, or the nonconformity of any Receivable or the related Contract and/or Invoice with any such applicable law, rule or regulation;

          (P) any loss incurred by any of the Secured Parties as a result of the inclusion in the Borrowing Base of Private Receivables owing from any single Obligor and its Affiliated Obligors which causes the aggregate Unpaid Net Balance of all such Private Receivables to exceed the applicable Obligor Concentration Limit; or

               1.18. All references in the Existing Agreement to “The Civilian Health and Medical Program of the Uniform Services” are hereby replaced with “TRICARE”.

               1.19. BTMU’s Commitment is $275,000,000, and Calyon’s Commitment is hereby increased to $225,000,000.

               1.20. Exhibit 3.1(A) and Schedule 14.2 to the Existing Agreement are hereby amended and restated in their entirety to read as set forth in Annexes 1 and 2, respectively, hereto.

               2. Representations.

               2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

               2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

               3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of each of the documents listed on Annex 3 hereto, and (b) receipt by each of the Atlantic Agent and the BTMU Agent of the upfront fee specified in the Fee Letter for its Group.

               4. Miscellaneous.

               4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

               4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

               4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

               4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

               4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE,

ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

               4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef
	Name:	Robert F. O’Keef
	Title:	Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef
	Name:	Robert F. O’Keef
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit and Security Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, INDIVIDUALLY

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, AS GOTHAM AGENT

By:	/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP and Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK
BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/ Aditya Reddy
Name: Aditya Reddy
Title: VP and Manager

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit and Security Agreement]

GOTHAM FUNDING CORPORATION

By:	/s/ Louise E. Colby
Name: Louise E. Colby
Title: Vice President

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit and Security Agreement]

CALYON NEW YORK BRANCH, INDIVIDUALLY

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, AS ATLANTIC AGENT

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC

By:	CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By:	/s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit and Security Agreement]

ANNEX 1

EXHIBIT 3.1(A)
FORM OF MONTHLY REPORT

[attached]

ANNEX 2

SCHEDULE 14.2
NOTICE ADDRESSES AND WIRE TRANSFER INFORMATION

A. Borrower and initial Servicer

Address for notices to both:

c/o Quest Diagnostics Inc. 3 Giralda Farms Madison, NJ 07940 Attention: Treasurer Fax: (973) 520-2037 cc: General Counsel Fax: (484) 676-8630

Wire transfer instructions (unless otherwise notified):

Bank:	The Bank of New York New York, NY
Account: ABA: Account Name:	#8900438193 #021000018 Quest Diagnostics Receivables Inc.

B. Atlantic

Address for notices (other than Borrowing Requests):

Atlantic Asset Securitization LLC c/o Calyon Securities 1301 Avenue of the Americas New York, NY 10019 Attention: Bill Wood Phone: (212) 261-7808 Fax: (212) 261-3448

Wire transfer instructions (unless otherwise notified):

Bank Name: City/State: ABA Routing #: Account #: Account Name: Reference: Attention:	Calyon, NY Branch New York, NY 026008073 01-25680-0001-00-001 Atlantic Asset Securitization Corp. Quest Florence Reyes

C. Calyon New York Branch, individually or as Atlantic Agent

Address for notices (other than Borrowing Requests):

Calyon New York Branch 1301 Avenue of the Americas New York, NY 10019 Attention: Bill Wood Phone: (212) 261-7808 Fax: (212) 261-3448

Wire transfer instructions (unless otherwise notified):

Bank Name: City/State: ABA Routing #: Account #: Account Name: Reference: Attention:	Calyon, NY Branch New York, NY 026008073 01-25680-0001-00-001 Atlantic Asset Securitization Corp. Quest Florence Reyes

E. The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually, as Gotham Agent or
Administrative Agent, and Gotham

Address for notices (other than Borrowing Requests):

Gotham Funding Corporation
c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020-1104 USA
Attn: Securitization Group
Telephone: (212) 782-4537/4908
Facsimile: (212) 782-6998

Wire transfer instructions (unless otherwise notified):

Bank of Tokyo-Mitsubishi UFJ Trust Company ABA # 026-009-687 Gotham Funding Corporation’s Account # 310-035-147 Ref: Quest Diagnostics Receivables Inc.

BORROWING REQUESTS SHOULD BE SENT TO THE
ADDRESS AND FAX NO. SPECIFIED ON EXHIBIT 2.1

ANNEX 3

CLOSING LIST

[attached]